UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Corgenix Medical Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

OF CORGENIX MEDICAL CORPORATION

To be held March 24, 2006

TO THE SHAREHOLDERS OF
CORGENIX MEDICAL CORPORATION:

Notice is hereby given that a special meeting (“the Special Meeting”) of shareholders of Corgenix Medical Corporation (“Corgenix” or the “Company”) will be held at our corporate offices located at 12061 Tejon Street, Westminster, Colorado 80234, on Friday, March 24, 2006 at 9:00 a.m.  Mountain Time to approve amendments to our Articles of Incorporation to accomplish the following purposes:

1.                                       To increase the number of shares of common stock that we are authorized to issue from 40,000,000 to 100,000,000.

2.                                       To provide that certain options and warrants may only be amended with the consent of a designated percentage vote of the shareholders.

The Board of Directors has fixed the close of business on January 25, 2006 as the record date for determination of the shareholders entitled to notice of and to vote at the Special Meeting or any adjournment thereof.  Only holders of common stock of record at the close of business on January 25, 2006 will be entitled to notice of and to vote at the meeting or at any adjournment or adjournments thereof.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD.  YOU ARE INVITED TO ATTEND THE MEETING IN PERSON, BUT WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE.  IF YOU DO ATTEND THE MEETING, YOU MAY, IF YOU PREFER, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

CORGENIX MEDICAL CORPORATION

12061 Tejon Street

Westminster, CO 80234

(303) 457-4345

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD March 24, 2006

GENERAL INFORMATION

This Proxy Statement is being furnished to you as a holder of outstanding shares of Corgenix common stock, par value $.001 per share, in connection with the solicitation of proxies by the Board of Directors of Corgenix Medical Corporation, for use at the Special Meeting of Shareholders to be held at our corporate offices located at 12061 Tejon Street, Westminster, Colorado, USA, 80234, on Friday, March 24, 2006 at 9:00 a.m.  Accompanying this Proxy Statement is the Board of Directors’ Proxy for the Special Meeting, which you may use to indicate your vote as to the proposals described in this Proxy Statement.  It is anticipated that this proxy statement and the accompanying proxy will be mailed to our shareholders on or about January 26, 2006.

All Proxies that are properly completed, signed and returned to us prior to the Special Meeting, and which have not been revoked, will be voted in favor of the proposals described in this Proxy Statement unless otherwise directed.  You may revoke a Proxy given to us at any time before it is voted either by filing a written notice of revocation or a duly executed proxy bearing a later date with the Secretary of Corgenix at our executive offices, or by attending the Special Meeting and expressing a desire to vote your shares in person.

The close of business on January 25, 2006 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting or any adjournments of the Special  Meeting.  As of the record date, we had outstanding 9,609,641 shares of common stock, par value $.001 per share, the only outstanding voting security of Corgenix.  As of the record date, we had approximately 173 shareholders of record.  A shareholder is entitled to cast one vote for each share held on the record date on all matters to be considered at the Special Meeting.

At the Special Meeting, the shareholders will consider and vote upon the following proposals:

•                                          To increase the number of shares of common stock that we are authorized to issue from 40,000,000 to 100,000,000.

•                                          To provide that certain options and warrants may only be amended with the consent of a designated percentage vote of the shareholders.

Nevada Revised Statutes (“NRS”) 78.390 provides that every amendment to the Company’s Articles of Incorporation must first be adopted by the resolution of the Board of Directors and then be subject to the approval of shareholders entitled to vote on any such amendment.  Pursuant to Nevada law, the affirmative vote of a majority of the issued and outstanding shares of Corgenix common stock is required for the approval of these two amendments to the Articles of Incorporation.  Consequently, abstentions, broker non-votes, and withheld votes will each have the same effect as a vote against each proposal.

By order of the Board of Directors

CORGENIX MEDICAL CORPORATION

Douglass T. Simpson,

President and Chief Executive Officer

January 26, 2006

YOU MAY RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT.  CORGENIX HAS NOT AUTHORIZED ANYONE TO PROVIDE INFORMATION DIFFERENT FROM THAT CONTAINED IN THIS PROXY STATEMENT.  THE DELIVERY OF THIS PROXY STATEMENT DOES NOT MEAN THAT INFORMATION CONTAINED IN THIS PROXY STATEMENT IS CORRECT AFTER THE DATE OF THIS PROXY STATEMENT.  THIS PROXY STATEMENT IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY COMMON STOCK IN ANY CIRCUMSTANCES UNDER WHICH THE OFFER OR SOLICITATION IS UNLAWFUL.

TABLE OF CONTENTS

Questions and Answers

General Information

PROPOSAL NO. 1:	Approval of Amendment to Articles of Incorporation to Increase Authorized Shares

PROPOSAL NO. 2:	Approval of Amendment to Articles of Incorporation to Provide that Certain Options and Warrants May Only be Amended with the Consent of a Designated Percentage Vote of the Shareholders

Management

Voting Securities

Beneficial Ownership of Corgenix Stock

Effective Date

Dissenter’s Rights of Appraisal

i

QUESTIONS AND ANSWERS

1.                                       Q:                                    What may I vote on?

A:                                   You may vote on each of the following two proposals:

1.                                       TO AMEND THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK THAT WE ARE AUTHORIZED TO ISSUE FROM 40,000,000 TO 100,000,000.

2.                                       TO AMEND THE ARTICLES OF INCORPORATION TO PROVIDE THAT CERTAIN OPTIONS AND WARRANTS MAY ONLY BE AMENDED WITH THE CONSENT OF A DESIGNATED PERCENTAGE VOTE OF THE SHAREHOLDERS.

Your Board unanimously recommends a vote FOR each of the two proposals.

2.                                       Q:                                    Why am I being asked to vote on these proposal?

A:                                   On December 28, 2005, Corgenix entered into agreements to complete two separate private placement financings with certain institutional and other accredited investors; however, the number of authorized shares of common stock needs to be increased to satisfy the exercise of the warrants or conversion of the preferred stock and convertible debt issued to the investors.  Proposal One addresses this need to increase the authorized common shares.  One of the institutional investors has requested that we adopt Proposal Two to enhance certain contractual restrictions on the investor’s ability to convert preferred shares or exercise warrants for additional shares of common stock.

3.                                       Q:                                    Who is entitled to vote?

A:                                   Shareholders as of the close of business on January 25, 2006 are entitled to vote at the Special Meeting.

4.                                       Q:                                    How do I vote?

A:                                   Sign and date the proxy card you receive and return it in the prepaid envelope. If you return your signed proxy card but do not mark the boxes showing how you wish to vote, your shares will be voted FOR the two proposals.  You have the right to revoke your proxy at any time before the meeting by:

(a)                                  notifying our Corporate Secretary;

(b)                                 voting in person; or

(c)                                  returning a later-dated proxy card.

5.                                       Q:                                    How does discretionary authority apply?

A:                                   If you sign your proxy card, but do not make any selections, you give authority to Douglass T. Simpson, President and Chief Executive Officer, to vote on the proposals.

6.                                       Q:                                    Is my vote confidential?

A:                                   Proxy cards, ballots and voting tabulations that identify individual shareholders are mailed or returned directly to the Company’s transfer agent, Computershare Investor Services, and handled in a manner that protects your voting privacy.  Your vote will not be disclosed other than to authorized officers and agents of the Company as needed to permit Computershare Investor Services to tabulate and certify the vote, and except as required by law.

7.                                       Q:                                    What does it mean if I get more than one proxy card?

A:                                   If your shares are registered differently and are in more than one account, you will receive more than one proxy card.  Sign and return all proxy cards to ensure that all of your shares are voted.  We encourage you to have all accounts registered in the same name and address (whenever possible).  You can accomplish this by contacting our transfer agent, Computershare Investor Services, at (303) 262-0600.

8.                                       Q:                                    How many shares can vote?

A:                                   As of the close of business on January 25, 2006, 9,609,641 shares of common stock were issued and outstanding.  Every holder of common stock as of the close of business on January 25, 2006, the record date, is entitled to one vote for each share held.

9.                                       Q:                                    What is a “quorum?”

A:                                   The presence of the holders of a majority of the outstanding shares of common stock entitled to vote at the Special Meeting, whether in person or by proxy, constitutes a “quorum” at the special meeting.  There must be a quorum for the meeting to be held, and both proposals must receive more than 50% of the issued and outstanding shares to be adopted.  If you submit a properly executed proxy card, even if you abstain from voting, then you will be considered to be part of the quorum.

10.                                 Q:                                    Who can attend the Special Meeting?

A:                                   All shareholders that held shares of Corgenix on January 25, 2006 can attend.

11.                                 Q:                                    Who is soliciting proxies?

A.                                   The enclosed proxy is being solicited by the Board of Directors of Corgenix on behalf of Corgenix.  The cost of the solicitation will be borne by Corgenix.  It is anticipated that solicitations of proxies for the meeting will be made by use of the mails, and we may use the services of our directors, officers and employees to solicit proxies personally or by telephone, without additional salary or compensation to them.  In addition, we plan to retain the services of Georgeson Shareholder to assist in the solicitation of proxies by telephone and use of the mails.  Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners of our shares held of record by such persons, and we will reimburse such persons for their reasonable out-of-pocket expenses incurred by them in the performance of that task.

12.                                 Q:                                    How much did this proxy solicitation cost?

A:                                   The total cost is estimated to be $15,000, which includes estimated out-of-pocket expenses.

GENERAL INFORMATION

Corgenix Medical Corporation, a Nevada corporation, is a diagnostic biotechnology company whose principal focus has been the discovery and development of diagnostic markers for the detection and management of important immunological disorders.  Until May 22, 1998, our business was conducted by and under the name of REAADS Medical Products, Inc., a Delaware corporation (“REAADS”).  On May 22, 1998, REAADS became a subsidiary of Corgenix, and its name was changed to Corgenix, Inc. when its wholly owned subsidiary merged with and into REAADS.

Our principal offices are located at 12061 Tejon Street, Westminster, Colorado 80234, and our telephone number is (303) 457-4345.

AVAILABLE INFORMATION

We file reports, proxy materials and other information with the Securities and Exchange Commission (the “Commission”).  These reports, proxy materials and other information concerning Corgenix can be inspected and copied at the Public Reference Section maintained by the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20541.  Copies can be obtained by mail from the Commission at prescribed rates from the Public Reference Section of the Commission at its principal office in Washington D.C.  The Commission also maintains a site on the World Wide Web (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding registrants (including Corgenix) that file electronically with the Commission.

PROPOSAL l

APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION TO
INCREASE AUTHORIZED SHARES FROM 40,000,000 TO 100,000,000

Under our Articles of Incorporation as currently in effect, there are 40,000,000 shares of common stock and 5,000,000 shares of preferred stock authorized for issuance.  As of January 25, 2006, 9,609,641 shares of common stock were issued and outstanding and 2,000,000 shares of convertible preferred stock were issued and outstanding.  As of that date, there were approximately 30,390,359 shares of our common stock reserved for issuance upon the exercise of outstanding options and warrants and conversion of convertible debt.  Accordingly, we have no authorized shares of common stock that are currently unissued and unreserved.

As previously publicly disclosed, on December 28, 2005, Corgenix entered into agreements to complete two separate private placement financings with certain institutional and other accredited investors.

The first financing was a private placement to Barron Partners, L.P., or Barron, a New York based private partnership, consisting of two million shares of Series A Convertible Preferred Stock.  The shares of Series A Convertible Preferred Stock were sold at $1.00 per share for gross proceeds of $2,000,000.  The shares of preferred stock are convertible initially into 2.8571428571 shares of the Company’s common stock.  In addition, Corgenix issued warrants to Barron to acquire up to an additional 15,000,000 shares of Corgenix common stock, of which 5,000,000 are exercisable at $0.40 per share, 5,000,000 are exercisable at $0.50, and 5,000,000 are exercisable at $0.60.  The warrants are exercisable for five years from the date of issuance.

The second financing, also completed on December 28, 2005, was a private placement financing with certain institutional and other accredited investors that had previously invested in the Company, namely Truk International Fund, LP, Truk Opportunity Fund, LLC and CAMOFI Master LDC (f/k/a DCOFI Master LDC), representing gross proceeds to the Company of $1,363,635.  This financing was made pursuant to the exercise of an additional investment right by such institutional investors that was granted to them pursuant to a financing on substantially similar terms completed on May 19, 2005.  This private placement includes $1,500,000 in aggregate principal amount of Secured Convertible Term Notes due 2008.  Warrants to acquire approximately 3,000,000 shares of the Company’s common stock, at $0.23 per share, were also issued to the investors, which we refer to as the AIR Warrants.

The Company does not currently, and will not, have enough shares of common stock authorized to satisfy the exercise of the warrants or conversion of the preferred stock issued to Barron, the AIR Warrants, and the conversion in full of the Secured Convertible Term Notes unless our Articles of Incorporation are amended to increase the number of shares of common stock we are authorized to issue.  As a result, the $2,000,000 in gross proceeds from Barron have been placed into an escrow account, and will be released to Corgenix if the shareholders of the Company approve an amendment to the Company’s Articles of Incorporation increasing the authorized common shares.  To that end, the Company committed to prepare and file this proxy statement pursuant to which it is calling a special meeting of the shareholders of the Company to vote upon an amendment to the Articles increasing the number of authorized shares of common stock from the current 40,000,000 to 100,000,000.  We refer to this amendment to the Articles of Incorporation as the Share Increase Amendment.  If by July 1, 2006, the Share Increase Amendment has not been adopted or approved by the Company’s shareholders, then the escrow agent would be instructed to return the $2,000,000 in escrow funds to Barron, the preferred stock certificates would be canceled, and the Company would be obligated to pay Barron an amount equal to one percent (1%) of the escrow funds, or $20,000, for each thirty (30) day period during which the funds were held in escrow.  If the Share Increase Amendment were adopted or approved by the Company’s shareholders before July 1, 2006, then the $2,000,000 plus accrued interest would be released to the Company, and the preferred stock certificates would be issued from escrow to Barron.

In addition, the definitive agreements for the second financing requires that the shareholders of Corgenix approve the Share Increase Amendment or else the Company will be in breach of those agreements.

On December 14, 2005, our Board of Directors approved an amendment to Article IV of our Articles of Incorporation to increase the shares of common stock that are authorized for issuance by 60,000,000 shares, bringing the total number of common shares authorized for issuance to 100,000,000.  The directors also directed that the amendment be submitted for approval by our shareholders as required by Nevada corporation law.  No change will be made to the number of shares of preferred stock that are authorized for issuance.  The full text of the proposed amendment to the first paragraph of Article IV of our Articles of Incorporation is as follows:

“The total number of shares of all classes of capital stock which the Corporation shall have the authority to issue is One Hundred Five Million (105,000,000) shares divided into two (2) classes, of which One Hundred Million (100,000,000) shares, par value $0.001 per share, shall be designated Common Stock, and Five Million (5,000,000) shares, par value $0.001 per share, shall be designated Preferred Stock.  The Board of Directors is expressly vested with the authority to issue the Common Stock and the Preferred Stock from time to time, in one or more classes and in one or more series of any such class, subject to the following provisions:”

Those additional authorized shares of common stock may also be needed in the future in connection with possible acquisitions of other companies, businesses or assets, in connection with establishing strategic partnerships or other business relationships, or for other corporate purposes.

The proposed increase in the authorized number of shares of common stock will not have any immediate effect on the rights of existing shareholders; however the issuance of a significant amount of common stock and convertible Preferred Stock facilitated by Proposal One may in the future adversely affect the price of the common stock.  Furthermore, the Company has agreed to file a registration statement to permit the public resale of the shares of common stock underlying the shares of preferred stock and issuable upon the exercise of the various warrants and convertible notes issued to the private placement investors.  The influx of such a substantial number of shares into the public market could have a significant negative effect on the trading price of the common stock.  Issuance of these shares may also substantially dilute the ownership interests of the Company’s existing shareholders.

Vote Required to Approve an Increase in the Authorized Share Capital;

Board Recommendation

The affirmative vote of holders of a majority of the issued and outstanding shares of common stock of the Company is required for approval of Proposal One.  As a result, an abstention, broker non-vote,  or withheld vote with respect to approval of Proposal One will be considered to be a negative vote with respect to Proposal One.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A
VOTE “FOR” INCREASING THE AUTHORIZED SHARES OF COMMON
STOCK FROM 40,000,000 TO 100,000,000

PROPOSAL 2

APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION
TO PROVIDE THAT CERTAIN OPTIONS AND WARRANTS MAY
ONLY BE AMENDED WITH THE CONSENT OF A DESIGNATED
PERCENTAGE VOTE OF THE SHAREHOLDERS.

The Preferred Stock Purchase Agreement, dated December 28, 2005, between the Company and Barron Partners, L.P., and the terms of each of the three warrants issued to Barron Partners at the closing, restrict the ability of Barron Partners to exercise the warrants or convert shares of preferred stock into shares of common stock under certain circumstances.  Barron may not convert preferred shares into, or exercise warrants for, shares of Corgenix common stock if the number of shares of common stock to be held by Barron after such conversion or exercise would cause its beneficial ownership of Corgenix common stock to exceed 4.9% of the issued and outstanding shares at the time.  This restriction may only be waived or amended with the consent of Barron and holders of a majority of the shares of outstanding Corgenix common stock who are not affiliated with Barron.  For the purposes of these restrictions, beneficial ownership is determined in accordance with Section 13(d) of the Securities Exchange Act of 1934.

In the Barron Preferred Stock Purchase Agreement, the Company and Barron agreed to propose and submit to the Corgenix shareholders an amendment to the Articles that is intended to enhance the restrictions on Barron’s ability to convert preferred shares or exercise warrants for additional shares of common stock.

On January 13, 2006, consistent with the terms of the Preferred Stock Purchase Agreement, our Board of Directors approved an amendment to Article X of our Articles of Incorporation, to add the following language, and directed that the amendment be submitted for approval by our shareholders as required by Nevada corporations law:

“The terms and conditions of any rights, options and warrants approved by the Board of Directors may provide that any or all of such terms and conditions may be waived or amended only with the consent of the holders of a designated percentage of a designated class or classes of capital stock of the Company (or a designated group or groups of holders within such class or classes, including but not limited to disinterested holders), and the applicable terms and conditions of any such rights, options or warrants so conditioned may not be waived or amended absent such consent.”

Vote Required to Approve the Amendment to Article X of the Articles of
Incorporation; Board Recommendation

The affirmative vote of holders of a majority of the issued and outstanding shares of common stock of the Company is required for approval of Proposal Two.  As a result, an abstention, broker non-vote, or withheld vote with respect to approval of Proposal Two will be considered to be a negative vote with respect to Proposal Two.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A
VOTE “FOR” AMENDING ARTICLE X OF THE ARTICLES OF
INCORPORATION

YOUR VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN
YOUR PROXY CARD
IN THE ENVELOPE PROVIDED
AS SOON AS POSSIBLE

MANAGEMENT

Directors and Executive Officers.

The following table sets forth certain information with respect to the directors and executive officers of Corgenix as of January 13, 2006:

Name	Age	Position	Director/Officer of the Company Since **

Douglass T. Simpson	57	President and Chief Executive Officer, Director	1998 (1992)

Luis R. Lopez, M.D.	57	Chief Medical Officer and Chairman	1998 (1990)

William H. Critchfield	59	Senior Vice President and Chief Financial Officer	2000 (2000)

Ann L. Steinbarger	52	Senior Vice President Operations	1998 (1996)

Taryn G. Reynolds	46	Vice President Facilities and IT	1998 (1996)

Dennis Walczewski	57	Director	2006

Robert Tutag	65	Director	2005

**Parenthetical shows the date the individual began service within the Company’s predecessor Company—REAADS Medical Products, Inc.

VOTING SECURITIES

As of January 15, 2006, there were 9,589,641 shares of the Common Stock and 2,000,000 shares of Series A Preferred Stock issued and outstanding.  Each holder of common stock is entitled to one vote for each share held by such holder, and the Series A Preferred Stock is non-voting.

BENEFICIAL OWNERSHIP OF CORGENIX STOCK

The following table sets forth, as of December 31, 2005, certain information regarding the ownership of Corgenix’s common stock by (i) each person known by Corgenix to be the beneficial owner of more than 5% of the outstanding shares of common stock, (ii) each of Corgenix’s directors, (iii) each executive officer and (iv) all of Corgenix’s executive officers and directors as a group.  Unless otherwise indicated, the address of each person shown is c/o Corgenix, 12061 Tejon Street, Westminster, CO 80234.  Beneficial ownership, for purposes of this table, includes debt convertible into common stock and options and warrants to purchase common stock that are either currently exercisable or convertible or will be exercisable or convertible within 60 days of December 31, 2005.  Other than Dr. Lopez and Mr. Reynolds, no other director or executive officer beneficially owned more than 5% of the common stock.

The percentage ownership data is based on 9,375,305 shares of our common stock outstanding as of December 31, 2005. Under the rules of the SEC, beneficial ownership includes shares over which the indicated beneficial owner exercises voting and/or investment power. Shares of common stock subject to options or warrants or underlying convertible debt that are currently exercisable or convertible, or will become exercisable or convertible, within 60 days of December 31, 2005 are deemed outstanding for the purpose of computing the percentage ownership of the person holding the option or warrant, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Except as otherwise noted, we believe that the beneficial owners of the shares of common stock listed below have sole voting and investment power with respect to all shares beneficially owned.

	Shares Beneficially Owned
Name of Beneficial Owner	Number	Percent of Total Beneficial

Barron Partners LP	15,000,000	4.90	%(2)
CAMOFI Master LDC	6,642,330	4.99	%(3)
Truk Opportunity Fund	3,201,343	4.99	%(3)
Taryn G. Reynolds (1)	945,252	9.46%
Ascendiant Capital Group, LLC & Ascendiant Securities, L.P.	766,848	8.18	%(4)
Luis R. Lopez, M.D. (1)	819,681	8.55%
Douglass T. Simpson(1)	284,865	2.99%
Ann L. Steinbarger (1)	82,795	0.88%
William H. Critchfield (1)	66,000	0.70%
Robert Tutag (1)	70,000	0.75%
Mid South Investor Fund	800,000	8.18%
Burnham Securities	607,452	6.25%
Randall Stern	607,452	6.25%
Medical & Biological Laboratories Co., Ltd	1,760,564	17.17%
All current directors and current executive officers as a group (5 persons)	2,268,593	21.65%

(1)          Current director or officer

(2)          Barron Partners, L.P. has been issued three warrants, each entitling the holder to acquire up to 5,000,000 shares of Corgenix common stock. 5,000,000 warrants are exercisable at $0.40/share, 5,000,000 are exercisable at $0.50/share, and 5,000,000 are exercisable at $0.60/share.  2,000,000 shares of convertible preferred stock, each convertible into 2.8571428571 shares of common stock, have not been included in the calculations in this table because those shares of preferred stock have been issued into escrow pending adoption of the Share Increase Amendment as describe in this proxy statement.  Contractual restrictions in its preferred stock purchase agreement and warrants prohibit Barron Partners, L.P. from exercising any warrants or converting any preferred stock if such conversion or exercise would cause it to exceed 4.90% beneficial ownership of Corgenix.

(3)          Contractual restrictions in its convertible note, warrants, and purchase agreement with Corgenix prohibit each of CAMOFI and Truk Opportunity Fund from exercising any warrants or converting any debt if such conversion or exercise would cause either entity to exceed 4.99% beneficial ownership of Corgenix.

(4)          For purposes of this calculation, the holdings of Ascendiant Capital Group, LLC have been aggregated with Ascendiant Securities, L.P.  Contractual restrictions in the warrants held by the Ascendiant entities prohibit them from exercising any warrants if such exercise would cause either entity to exceed 4.99% beneficial ownership of Corgenix.  The Ascendiant entities together hold warrants to acquire up to 3,681,626 shares of common stock.

EFFECTIVE DATE

If approved at the Special Meeting, the actions described herein will be effective immediately upon such approval.

DISSENTERS’ RIGHTS OF APPRAISAL

The Nevada Revised Statutes do not provide for appraisal rights in connection with the increase of authorized shares of the Company’s capital stock or the proposed amendment to the Articles of Incorporation described in Proposal Two.

☐	Mark this box with an X if you have made changes to your name or address details above.

Special Meeting Proxy Card

Issues
The Board of Directors recommends a vote FOR the following proposals.

	For	Against	Abstain
1. Approval of Amendment to Articles of Incorporation to Increase Authorized Shares from 40,000,000 to 100,000,000.	☐	☐	☐

	For	Against	Abstain
2. Approval of Amendment to Articles of Incorporation to Provide that Certain Options and Warrants May Only be Amended with the Consent of a Designated Percentage Vote of the Shareholders.	☐	☐	☐

Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.
The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement furnished herewith.

Executors, administrators, trustees, guardians and attorneys should indicate when signing. Attorneys should submit powers of attorney.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box		Date (mm/dd/yyyy)
/ /

3 U P X	H H H	P P P P	007664

Proxy - CORGENIX MEDICAL CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

This undersigned hereby appoints Douglass T. Simpson, President and Chief Executive Officer, as proxy with the power to appoint his substitutes and hereby authorizes him to represent and vote, as designated on the reverse side, all of the shares of stock of Corgenix Medical Corporation held by the undersigned as of January 25, 2006 at the Special Meeting of Shareholders to be held March 24, 2006 or any adjournment thereof, with like effect as if the undersigned were personally present and voting upon the matters on the reverse side.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS.

PLEASE SIGN AND RETURN THIS PROXY IN THE ENCLOSED PRE-ADDRESSED ENVELOPE. THIS GIVING OF A PROXY WILL NOT EFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING OR SUBMIT A LATER DATED REVOCATION OR AMENDMENT TO THIS PROXY ON ANY OF THE ISSUES SET FORTH ON THE REVERSE SIDE.